                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 17, 2012

                                   VUMEE INC.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                                    000-53910
                            (Commission File Number)

                                   35-2340897
                        (IRS Employer Identification No.)

               50 East Sample, Suite 301, Pompano Beach, FL 33064
              (Address of principal executive offices and Zip Code)

                                 1-800-854-0654
              (Registrant's telephone number, including area code)

                 9817 N. 95th Street #105, Scottsdale, AZ 85258
          (Former Address of principal executive offices and Zip Code)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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                           FORWARD-LOOKING STATEMENTS

This   current   report  on  Form  8-K  contains   forward-looking   statements.
Forward-looking  statements  are  projections in respect of future events or our future financial  performance.  In some cases, you can identify  forward-looking
statements  by  terminology  such  as  "may",  "should",   "expects",   "plans",
"anticipates", "believes", "estimates", "predicts", "potential" or "continue" or the  negative of these terms or other  comparable  terminology.  Forward-looking statements made in this Form 8-K include statements about:

     *    our plans to  identify  and  continue to grow our  targeted  celebrity audience  that  uses the  VuMee  platform  to  monetize  their  social networks products;
     *    our  belief  that our  major  competitive  advantage  is that we are a mobile  based push  network  platform,  that  enables  celebrities  to monetize their social networks,  and there is no current competitor in the marketplace.
     *    our marketing plan;
     *    our plans to hire industry experts and expand our management team;
     *    our beliefs regarding the future of our competitors;
     *    our  expectation  that the demand  for our  products  will  eventually increase; and
     *    our expectation that we will be able to raise capital when we need it.

These  statements  are only  predictions  and involve  known and unknown  risks, uncertainties  and other  factors,  including the risks in the section  entitled
"Risk  Factors"  and the risks set out below,  any of which may cause our or our industry's actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements  expressed or implied by these  forward-looking  statements.  These risks include, by way of example and not in limitation:

     *    general economic and business conditions;
     *    our  ability to  identify  desired  celebrities  and  negotiate  their acquisition or licensing;
     *    volatility in prices for our products;
     *    risks inherent in the social media industry;
     *    competition  for, among other things,  capital and skilled  personnel;
          and
     *    other factors discussed under the section entitled "Risk Factors".

These risks may cause our company's or our industry's actual results,  levels of activity or  performance  to be materially  different  from any future  results, levels of activity or performance  expressed or implied by these forward looking statements.

Although  we believe  that the  expectations  reflected  in the  forward-looking statements  are  reasonable,  we  cannot  guarantee  future  results,  levels of activity or  performance.  Except as required by applicable  law,  including the securities  laws of the  United  States,  we do not  intend to update any of the forward-looking statements to conform these statements to actual results.

As used in this current report on Form 8-K and unless otherwise  indicated,  the terms "we", "us" and "our" refer to VuMee Inc. Unless otherwise  specified,  all dollar amounts are expressed in United States dollars.

ITEM 2.01 COMPLETION OF ACQUISITION OF DISPOSITION OF ASSETS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN  OFFICERS;  ELECTION OF  DIRECTORS;
           APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN
           OFFICERS

On May 7, 2012 we entered into a share exchange  agreement with Data Pangea LLC,
Florida limited liability  company,  doing business as VuMee, that allows people with  social  networks  ("Celebrities")  the  ability  to  generate  revenue  by

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uploading non-exclusive and exclusive content to YouTube,  Facebook and Twitter.
The ability for the Celebrities to share in the advertising  revenues results in revenue for the Celebrities. The VuMee platform allows Celebrities to grow their brand organically and by way of the  cross-pollinization  of VuMee's  cumulative celebrity fan base.

The following is a brief  description  of the terms and  conditions of the share exchange agreement that are material to us:

     1.   No material  adverse  change will occur with the business or assets of our  company  or Data  Pangea  since the  effective  date of the share exchange agreement;
     2.   Our company and Data Pangea will be  reasonably  satisfied  with their respective due diligence investigation of each other;
     3.   Upon closing of the share  exchange,  current Data Pangea members will be issued  30,001,000  shares of our  company  in  exchange  for their interests in Data Pangea.
     4.   Upon closing our current  director will appoint certain  officers from
          Data  Pangea  as  officers  of our  company,  and we will  accept  the resignation of Rhoda Rizkalla as an officer of our company, and Data /
          Pangea will  acquire/cancel  certain  currently issued and outstanding shares held by Ms. Rizkalla.

On May 17,  2012 we closed the share  exchange  agreement  with Data  Pangea and acquired the business of VuMee in exchange for  30,001,000  shares of our common stock.  Concurrently,  our former director and officer, Rhoda Rizkalla cancelled
30,000,000 previously held in her name.

FORM 10 INFORMATION DISCLOSURE

As disclosed  elsewhere in this report, on May 17, 2012, we acquired Data Pangea
LLC which operates a social network marketing business under the name of VuMee.

Accordingly,  we are providing below the information that would be included in a
Form 10 if we were to file a Form 10. Please note that the information  provided below relates to the combined  enterprises  after the acquisition of Data Pangea
LLC  except  that  information  relating  to  periods  prior  to the date of the acquisition  of Data Pangea LLC only relate to VuMee Inc.  (formerly  Paperworks
Inc.), unless otherwise specifically indicated.

                                    BUSINESS

OUR CURRENT BUSINESS

As noted  above,  we have  closed the  acquisition  of the all of the issued and outstanding membership interests of Data Pangea, LLC.

The  consideration  for the  acquisition  of the  membership  interests  of Data
Pangea, LLC has been paid by the issuance of 30,001,000 restricted shares of our common stock to the Data  Pangea,  LLC members.  The  Transaction  is subject to completion of a definitive agreement.

Data  Pangea,  doing  business as VuMee,  allows  people  with  social  networks
("Celebrities")  the  ability to  generate  revenue by doing that which they are already  doing,  uploading  non-exclusive  and  exclusive  content  to  YouTube,
Facebook  and  Twitter.  The  ability  for  the  Celebrities  to  share  in  the advertising revenues results in revenue for the Celebrities.  The VuMee platform
allows   Celebrities  to  grow  their  brand  organically  and  by  way  of  the
cross-pollinization   of  VuMee's  cumulative  celebrity  fan  base.  VuMee  has developed its business  model  through a unique  technology  that  harnesses the global  power of  existing  social  networks,  by  providing  a way to  monetize
Celebrities'  friends and fans. The VuMee core product is the ability for anyone or any brand with a fan base,  to upload video via the VuMee App on their mobile device or PC, and  seamlessly  share that  content  with their fan base  thereby

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providing   targeted   demographics   to  advertisers.   The  VuMee   technology
(cross-pollinization)  allows for any celebrity to reach the cumulative fan base of VuMee. Content providers consist of anyone (celebrities,  athletes,  artists, politicians,  motivational speakers,  religious leaders,  etc.), with an already existing social network or fan base seeking additional revenue opportunities. By targeting the social  demographic of  Celebrities,  VuMee can offer  advertisers highly profiled demographics. The revenue to VuMee is dependent on the amount of the  sponsored ad campaign and will vary per campaign and per  celebrity.  VuMee constantly collects consumer data based on viewership.  This data engine becomes a powerful and targeted  research tool which allows  advertisers  more effective and efficient  targeting  opportunities  which drives higher  product  spending, brand  loyalty,  propensity to recommend,  brand affinity and earned media value per fan.

PRINCIPAL PRODUCT - THE VUMEE PLATFORM

VuMee allows  Celebrities  the ability to generate  revenue by simply  uploading video content to their social networks. VuMee is the first company to monetize a fully functional celebrity mobile push network. VuMee has developed an automated mobile video content push  distribution  network for distributing  video content with paid advertising over mobile networks.  VuMee's proprietary  business model harnesses the global power of existing  social  networks,  by providing a way to monetize Celebrities' friends and fans. VuMee provides the ability for anyone or any brand  with a fan base,  to upload  video via the VuMee App on their  mobile device or PC, and  seamlessly  share that content  with their fan base.  VuMee's proprietary  business  methodology and software  provides the method of coupling paid  advertising  with video  content  which  allows the  Celebrity to generate revenue through the VuMee platform.

Content   providers   consist  of  anyone   (celebrities,   athletes,   artists,
politicians,  motivational speakers,  religious leaders, etc.), with an existing social network fan base.

VuMee, has contracted with over 150 celebrity content providers with a total fan
base  of  over  150  million.   By  targeting  the  social  composition  of  the
Celebrities' fan base, VuMee can offer advertisers highly specific demographics.

VuMee allows brands and companies to be affiliated with specific celebrities but not have a "direct endorsement" of those celebrities.

The VuMee revenue stream is advertising based and consists of two verticals.  In both verticals,  VuMee receives  advertising  dollars from brands and companies, and a portion  of those  advertising  dollars  are  reserved  for the  celebrity campaigns and the remaining dollars are revenue to VuMee.

A. NON-BRANDED CAMPAIGN.

In a non-branded  campaign,  the  Celebrity  uploads  content  through the VuMee platform and the content is coupled with an ad and pushed back to the  Celebrity and their fans via their social  networks.  The advertising  dollars  associated with the non-branded campaigns are put into a pool. The Celebrity receives their proportionate  percentage of the pool,  based on the  Celebrity's  percentage of overall  views on the Site for each 30 day  period.  By way of  example,  if the
Celebrity  uploaded  content  receives  10% of the total  views on the Site in a month, the Celebrity will receive 10% of the pool.

B. BRANDED CAMPAIGN.

In a branded  campaign,  the  advertiser  sponsors  a  specific  celebrity,  via skinning their channel and/or content.  The revenue to VuMee is dependent on the amount  of the  sponsored  ad  campaign,  and  will  vary per  campaign  and per celebrity.

TECHNOLOGY

VuMee has a  proprietary  mobile I Phone app and android app  available for free download by  celebrities  and fans.  The VuMee app allows the user to record and share  videos with their  friends and fans.  The  proprietary  VuMee  technology attaches a pre-roll ad to the uploaded content and then pushes the video content back out to the celebrity's mobile device and the celebrity's fanbase. The VuMee

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app, in an automated system, copyrights all Celebrity content to the Celebrity's channel.  This platform  allows the Celebrity to maintain  ownership and control over all of their uploaded content.

MARKETING

(1) CELEBRITY DEVELOPMENT:

VuMee has created,  and will continue to grow their targeted  celebrity audience that uses the VuMee  platform to monetize  their  social  networks.  The pool of celebrity  content  providers  allows brands and companies to be affiliated with specific  celebrities but not have a "direct  endorsement" of those celebrities, which has an intrinsic value.

(2) ADVERTISING:

VuMee  is able to  target  the  social  demographics  of the  celebrity  content provider  pool that VuMee has and  continues to grow,  and as a result can offer advertisers  highly  specific  demographics.  VuMee receives and stores data and information  passed from the  individual  end users who use the VuMee  platform.
This data engine  becomes a powerful  and  targeted  research  tool which allows advertisers more effective and efficient targeting opportunities. These targeted opportunities  drive higher  product  spending,  brand  loyalty,  propensity  to recommend, brand affinity and earned media value per fan.

The VuMee platform also provides for  cross-pollinization,  which means that the advertiser  will be able to reach  the  cumulative  fan  base of all of  VuMee's content providers. Advertising Representatives will be responsible for creating, implementing  and updating a targeted list of advertising  agencies,  Brands and
Co- Brands to develop  strong  buyer  relations  with said  groups.  Through the marketing  skills of the sales rep,  he/she will secure and respond to RFP's and then follow with onsite presentations of our platform.

PLANS FOR FUTURE PRODUCTS

VuMee  continues  to  make  enhancements  to  its  current  platform,   and  the
anticipated future improvements are as follows:

A. Mobile App 2.0 will  represent a new branding of VuMee,  with a new look, new logo, additional features and user friendly functionality.

B.  Mobile App 3.0 - VuMee will  continue  to expand its  platform  through  the enhancement of its Droid, Blackberry and iOS apps.

C.  Mobile App 4.0 - VuMee will  continue  to expand its  platform  through  the enhancement of its IPAD App, Android tablets and Windows Phone.

COMPETITION

Monetizing the social content of celebrities is an evolving market. VuMee is the first company to monetize a fully functional automated mobile video content push distribution  network.  There is no direct competitor to VuMee. The only company that could be deemed similar to VuMee is WhoSay.  However, there are significant distinctions  between  WhoSay  and  VuMee.  WhoSay  was  created  by CAA for the celebrity to be able to control their celebrity content that is disseminated via the web because of groups like  TMZ.com  that were  publicizing  everything  and anything about celebrities. Members of Whosay do not get monetized. In addition, the celebrities of WhoSay are by" invite only" .".

VuMee is an  automated  mobile push  network  system,  whereby  VuyMee's  system provides  pre-roll  ads to all content  uploaded via VuMee's app, and VuMee then
"pushes"  the content  back to the  celebrities  mobile  device and their social network.  Whosay  receives the video in the same aspect as YouTube and fans have to search for the content and the celebrities are not monetized  through WhoSay.
VuMee is mobile based with a PC experience whereas Whosay is PC based.

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RESEARCH AND DEVELOPMENT EXPENDITURES

We did not incur  expenditures in research and  development  activities over the last two fiscal years.

EMPLOYEES

We currently have eight full time employees.  We intend to hire additional staff and to engage consultants as necessary and as revenues allow.

INTELLECTUAL PROPERTY

On March 23, 2012 VuMee  Acquisition,  LLC and Data Pangea entered into an asset purchase  agreement,  whereby Data Pangea purchased all of the intangible assets of VuMee Acquisition, LLC which include the following:

     1.   USPTO Serial Number: 85-304,779: Mark: VUMEE
     2.   Provisional Patent Appl. No. 61/632,097
     3.   Serial number 85526877; Mark: Where Celebrities Play
     4.   Mobile Push Delivery System: Patent applied for

Upon our acquisition of Data Pangea our company also took ownership of the above intellectual property assets.

GOVERNMENT REGULATIONS

We not aware of any government  regulations that would have a material effect on our business.

We are subject to a number of foreign and  domestic  laws and  regulations  that affect  companies  conducting  business on the internet.  In addition,  laws and
regulations   relating  to  user  privacy,   freedom  of  expression,   content,
advertising,  information  security and  intellectual  property rights are being debated and considered for adoption by many countries  throughout the world.  We face risks  from some of the  proposed  legislation  that could be passed in the future.

In the US, laws  relating to the  liability of providers of online  services for activities of their users and other third parties are currently  being tested by a number of claims,  which  include  actions  for libel,  slander,  invasion  of privacy  and other tort  claims,  unlawful  activity,  copyright  and  trademark infringement and other theories based on the nature and content of the materials searched,  the ads posted or the content  generated  by users.  Certain  foreign jurisdictions are also testing the liability of providers of online services for activities of their users and other third parties. Any court ruling that imposes liability  on providers of online  services  for  activities  of their users and other third parties could harm our business.

A range of other laws and new  interpretations  of  existing  laws could have an impact on our business.  For example,  the Digital Millennium  Copyright Act has provisions  that limit,  but do not  necessarily  eliminate,  our  liability for listing,  linking or hosting  third-party  content that includes  materials that infringe  copyrights.  The Child Online Protection Act and the Children's Online
Privacy Protection Act restrict the distribution of materials considered harmful to children and impose additional restrictions on the ability of online services to collect  information  from children under 13. In the area of data protection, many states have passed  laws  requiring  notification  to users when there is a security breach for personal data, such as  California's  Information  Practices
Act.  The costs of  compliance  with these laws may  increase in the future as a result of changes in  interpretation.  Furthermore,  any  failure on our part to comply with these laws may subject us to significant liabilities.

We also face risks due to government  failure to preserve the  internet's  basic neutrality  as to the  services  and sites that users can access  through  their broadband service providers.  Such a failure to enforce network neutrality could

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limit the internet's  pace of innovation  and the ability of large  competitors, small businesses and entrepreneurs to develop and deliver new products, features and services, which could harm our business.

We are also  subject to federal,  state and foreign laws  regarding  privacy and protection  of user  data.  We post on our web site  our  privacy  policies  and practices concerning the use and disclosure of user data.

ENVIRONMENTAL COMPLIANCE

We are not aware of any material violations of environmental  permits,  licenses or approvals that have been issued with respect to our operations.  We expect to comply with all applicable laws, rules and regulations relating to our business, and  at  this  time,  we  do  not  anticipate  incurring  any  material  capital expenditures to comply with any environmental regulations or other requirements.

While our intended projects and business activities do not currently violate any laws, any regulatory changes that impose additional restrictions or requirements on us or on our potential  customers could adversely affect us by increasing our operating costs or decreasing  demand for our products or services,  which could have a material adverse effect on our results of operations.

REPORTS TO SECURITY HOLDERS

We are subject to the reporting and other  requirements  of the Exchange Act and we intend to furnish our shareholders with annual reports  containing  financial statements audited by our independent  auditors and to make available  quarterly reports containing  unaudited  financial  statements for each of the first three quarters of each year.

The  public  may read and copy any  materials  that we file  with the SEC at the
SEC's Public  Reference Room at 100 F Street,  NE,  Washington,  D.C. 20549. The
public may obtain  information on the operation of the Public  Reference Room by calling the SEC at  1-800-SEC-0330.  The SEC  maintains  an  Internet  site that contains  reports,  proxy and  information  statements,  and  other  information regarding  issuers  that file  electronically  with the SEC. The address of that site is www.sec.gov.

                                  RISK FACTORS

An investment in our common stock involves a number of very  significant  risks.
You should carefully  consider the following risks and uncertainties in addition to other  information  in this report in evaluating our company and its business before purchasing shares of our company's common stock. Our business,  operating results and  financial  condition  could be  seriously  harmed due to any of the following  risks.  You could lose all or part of your  investment  due to any of these risks.

RISKS RELATED TO OUR COMPANY

OUR INDEPENDENT  AUDITORS HAVE EXPRESSED  SUBSTANTIAL DOUBT ABOUT OUR ABILITY TO
CONTINUE AS A GOING CONCERN.

We have not generated any revenue from operations  since our  incorporation.  We expect that our  operating  expenses will increase over the next 12 months as we ramp-up our business.  We estimate our average monthly expenses over the next 12 months to be  approximately  $509,959,  including  direct  costs,  personnel and general and general operating  expenses,  including fees associated with being a public  company.  On  May  24,  2012,  we  had  cash  and  cash  equivalents  of approximately  $120,000.  We  cannot  assure  you we will  be  able to  generate revenues  or be able to raise  financing  from  traditional  lending  sources if necessary.  If we cannot  raise the money that we need in order to  continue  to operate our business,  we will be forced to delay,  scale back or eliminate some or all of our  proposed  operations.  If any of these were to occur,  there is a substantial risk that our business would fail. If we are unable to meet our debt service  obligations  and  other  financial  obligations,  we could be forced to restructure or refinance, seek additional equity capital or sell our assets.

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WE MAY NEED TO RAISE  ADDITIONAL  FUNDS IN THE FUTURE WHICH MAY NOT BE AVAILABLE
ON ACCEPTABLE TERMS OR AT ALL.

We may consider  issuing  additional debt or equity  securities in the future to fund potential  acquisitions or investments,  to refinance existing debt, or for general corporate purposes. If we issue equity or convertible debt securities to raise additional funds, our existing  stockholders may experience dilution,  and the new equity or debt  securities may have rights,  preferences  and privileges senior to those of our existing  stockholders.  If we incur  additional debt, it
may  increase   our  leverage   relative  to  our  earnings  or  to  our  equity
capitalization,  requiring us to pay additional interest expenses. We may not be able to market such issuances on favorable  terms,  or at all, in which case, we may not be able to develop or enhance our products,  execute our business  plan, take advantage of future  opportunities,  or respond to competitive pressures or unanticipated customer requirements.

WE ARE AN EARLY-STAGE COMPANY WITH A LIMITED OPERATING HISTORY, WHICH MAY HINDER
OUR ABILITY TO SUCCESSFULLY MEET OUR OBJECTIVES.

We are an early-stage  company with only a limited  operating history upon which to base an evaluation of our current business and future prospects. As a result, the revenue and income  potential  of our  business is  unproven.  In  addition, because of our limited  operating  history,  we have limited insight into trends that may emerge and affect our business.  Errors may be made in  predicting  and reacting  to  relevant  business  trends  and we will be  subject  to the risks, uncertainties and difficulties  frequently  encountered by early-stage companies in evolving  markets.  We may not be able to successfully  address any or all of these  risks and  uncertainties.  Failure to  adequately  do so could  cause our business, results of operations and financial condition to suffer.

IF WE ARE UNABLE TO SUCCESSFULLY RECRUIT AND RETAIN QUALIFIED PERSONNEL,  WE MAY
NOT BE ABLE TO CONTINUE OUR OPERATIONS.

In order to successfully  implement and manage our business plan, we will depend upon,  among other  things,  successfully  recruiting  and  retaining  qualified personnel  having  experience  in the social  media  industry.  Competition  for qualified individuals is intense. We may not be able to find, attract and retain qualified  personnel on acceptable terms. If we are unable to find,  attract and retain qualified  personnel with technical  expertise,  our business  operations could suffer.

FUTURE  GROWTH  COULD STRAIN OUR  RESOURCES,  AND IF WE ARE UNABLE TO MANAGE OUR
GROWTH, WE MAY NOT BE ABLE TO SUCCESSFULLY IMPLEMENT OUR BUSINESS PLAN.

We hope to  experience  rapid  growth  in our  operations,  which  will  place a significant strain on our management, administrative,  operational and financial infrastructure.  Our future  success will depend in part upon the ability of our executive  management  to manage growth  effectively.  This will require that we hire and train  additional  personnel  to manage our  expanding  operations.  In addition, we must continue to improve our operational,  financial and management controls and our reporting  systems and  procedures.  If we fail to successfully manage our growth, we may be unable to execute upon our business plan.

RISKS RELATED TO OUR BUSINESS AND INDUSTRY

IF WE FAIL TO RETAIN  EXISTING USERS OR ADD NEW USERS,  OR IF OUR USERS DECREASE
THEIR LEVEL OF ENGAGEMENT WITH VUMEE, OUR FUTURE REVENUE, FINANCIAL RESULTS, AND
BUSINESS MAY BE SIGNIFICANTLY HARMED.

Our financial  performance  will be  significantly  determined by our success in adding,  retaining,  and engaging  active  users.  If people do not perceive our product to be useful,  reliable, and trustworthy,  we may not be able to attract or retain users or otherwise  maintain or increase the frequency and duration of their engagement. Any number of factors could potentially negatively affect user retention, growth, and engagement, including if:

     *    users increasingly engage with competing products;
     *    we fail to introduce new and improved  products or if we introduce new products or services that are not favorably received;

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     *    we are  unable  to  successfully  balance  our  efforts  to  provide a compelling  user experience with the decisions we make with respect to the  frequency,  prominence,  and  size  of ads and  other  commercial content that we display;
     *    we are unable to continue to develop  products for mobile devices that users  find  engaging,  that work with a variety  of mobile  operating systems  and  networks,  and  that  achieve  a high  level  of  market acceptance;
     *    there are changes in user sentiment about the quality or usefulness of our product;
     *    there  are  adverse  changes  in our  product  that  are  mandated  by legislation,  regulatory  authorities,  or litigation;
     *    technical or other problems prevent us from delivering our products in a rapid and reliable manner or otherwise affect the user experience;
     *    we fail to provide adequate customer service to users, developers,  or advertisers;

If we are unable to maintain and increase our user base and user engagement, our revenue,  financial  results,  and  future  growth  potential  may be  adversely affected.

WE WILL GENERATE A  SUBSTANTIAL  MAJORITY OF OUR REVENUE FROM  ADVERTISING.  THE
LOSS OF ADVERTISERS,  OR REDUCTION IN SPENDING BY  ADVERTISERS,  COULD SERIOUSLY
HARM OUR BUSINESS.

The substantial  majority of our revenue will be generated from advertising.  It is common in the  industry  that  advertisers  typically  do not have  long-term advertising  commitments.  Advertisers may view our product as experimental  and unproven.  Advertisers  will not  continue to do business  with us, or they will reduce the prices  they are  willing to pay to  advertise  with us, if we do not deliver in an effective  manner, or if they do not believe that their investment in  advertising  with us will  generate a competitive  return  relative to other alternatives.  Our future  advertising  revenue  could be adversely  affected by these other  factors  which would  negatively  affect our revenue and  financial results.

USER GROWTH AND ENGAGEMENT ON MOBILE  DEVICES  DEPEND UPON  EFFECTIVE  OPERATION
WITH MOBILE OPERATING SYSTEMS, NETWORKS, AND STANDARDS THAT WE DO NOT CONTROL.

We are  dependent on the  interoperability  of our VuMee  Platform  with popular mobile  operating  systems that we do not control,  such as Android and iOS, and any changes in such  systems that degrade our  products'  functionality  or give preferential  treatment to competitive  products could adversely affect usage on mobile devices.  Additionally, in order to deliver high quality mobile products, it is important that our product works well with a range of mobile technologies, systems,  networks,  and  standards  that  we do  not  control.  We  may  not be successful  in  developing  relationships  with key  participants  in the mobile
industry  or  in  developing   products  that  operate  effectively  with  these
technologies,  systems,  networks,  or  standards.  In the event that it is more difficult for our users to access and use VuMee on their mobile  devices,  or if our users  choose not to access or use VuMee on their  mobile  devices  our user future growth and user engagement could be harmed.

COMPETITION PRESENTS AN ONGOING THREAT TO THE SUCCESS OF OUR BUSINESS.

Monetizing the social content of celebrities is an evolving market. VuMee is the first company to monetize a fully  functional  celebrity video sharing  platform via a mobile.  There is no direct  competitor  to VuMee.  The only  company that could be deemed  similar  to VuMee is  Whosay.  However,  there are  significant distinctions  between  Whosay  and  VuMee.  Whosay  was  created  by CAA for the celebrity to be able to control their celebrity content that is disseminated via the web because of groups like  TMZ.com  that were  publicizing  everything  and anything about celebrities. Members of Whosay do not get monetized. In addition, the celebrities of Whosay are by" invite only" and described as "A listers".

As we introduce  new  products,  as our existing  product  evolves,  or as other companies  introduce  new  products  and  services,  we may  become  subject  to additional  competition.  Some of these potential competitors have significantly greater  resources and better  competitive  positions in certain markets than we
do. These factors may allow our competitors to respond more  effectively than us to  new or  emerging  technologies  and  changes  in  market  requirements.  Our competitors may develop products, features, or services that are similar to ours or that achieve greater market  acceptance,  may undertake more far-reaching and successful product development efforts or marketing campaigns, or may adopt more

aggressive pricing policies. As a result, our competitors may acquire and engage users at the  expense of the growth or  engagement  of our user base,  which may negatively affect our business and financial results.

THE  SOCIAL  MEDIA  CULTURE  EMPHASIZES  RAPID  INNOVATION  AND  AT  TIMES  USER
ENGAGEMENT TAKE PRIORITY OVER  SHORT-TERM  FINANCIAL  RESULTS.

The social media  culture  tends to encourage  companies to quickly  develop and launch new and  innovative  products.  As our  business  grows and becomes  more complex,  this  industry  emphasis on moving  quickly  may result in  unintended outcomes or  decisions  that are poorly  received by users or  advertisers.  The culture also at times  prioritizes  user engagement  over  short-term  financial results,  and we may be forced to make  product  decisions  that may  reduce our short-term  revenue or  profitability  if we believe that the  decisions but may improve our financial  performance  over the long term.  These decisions may not produce the long-term  benefits that we expected,  in which case our user growth and engagement, our relationships with advertisers, and our business and results of operations could be harmed.

OUR  BUSINESS  IS SUBJECT TO COMPLEX AND  EVOLVING  U.S.  AND  FOREIGN  LAWS AND
REGULATIONS REGARDING PRIVACY, DATA PROTECTION, AND OTHER MATTERS. MANY OF THESE
LAWS AND  REGULATIONS  ARE SUBJECT TO CHANGE AND UNCERTAIN  INTERPRETATION,  AND
COULD RESULT IN CLAIMS,  CHANGES TO OUR BUSINESS  PRACTICES,  INCREASED  COST OF
OPERATIONS, OR DECLINES IN USER GROWTH, OR OTHERWISE HARM OUR BUSINESS.

We are  subject to a variety of laws and  regulations  in the United  States and abroad that involve  matters  central to our business,  including  user privacy, rights of publicity, content, intellectual property, distribution,  competition,
protection  of  minors,  consumer  protection,   taxation,  and  online  payment
services.  These U.S.  federal and state and foreign  laws and  regulations  are constantly evolving and can be subject to significant  change. In addition,  the
application  and   interpretation  of  these  laws  and  regulations  are  often uncertain,  particularly  in the new and rapidly  evolving  industry in which we operate.  For example,  the  interpretation  of some laws and  regulations  that govern  the use of names and  likenesses  in  connection  with  advertising  and marketing activities is unsettled and developments in this area could affect the manner in which we design our products, as well as our terms of use.

These  existing and proposed laws and  regulations  can be costly to comply with and can delay or impede the  development  of new  products,  result in  negative publicity, increase our operating costs, require significant management time and attention,  and  subject  us to claims  or other  remedies,  including  fines or demands that we modify or cease existing business practices.

IF WE ARE UNABLE TO PROTECT OUR  INTELLECTUAL  PROPERTY,  THE VALUE OF OUR BRAND
AND OTHER INTANGIBLE ASSETS MAY BE DIMINISHED, AND OUR BUSINESS MAY BE ADVERSELY
AFFECTED.

We rely and expect to continue to rely on a combination of  confidentiality  and license agreements with our employees,  consultants, and third parties with whom we have relationships,  as well as trademark,  copyright,  patent, trade secret, and domain name  protection  laws, to protect our  proprietary  rights.  We have filed various applications for protection of certain aspects of our intellectual property,  and we  currently  hold a number of  provisional  patents and service marks in  multiple  jurisdictions.  However,  third  parties  may  knowingly  or unknowingly  infringe  our  proprietary  rights,  third  parties  may  challenge proprietary  rights  held by us, and  pending  and future  trademark  and patent applications may not be approved.  We may be required to expend significant time and expense in order to prevent infringement or to enforce our rights.  Although we have  taken  measures  to protect  our  proprietary  rights,  there can be no assurance that others will not offer products or concepts that are substantially similar  to ours  and  compete  with  our  business.  If the  protection  of our proprietary rights is inadequate to prevent unauthorized use or appropriation by third  parties,  the  value of our  brand and  other  intangible  assets  may be diminished and competitors may be able to more effectively mimic our service and methods of  operations.  Any of these events could have an adverse effect on our business and financial results.

                                       10
RISKS RELATING TO OUR COMMON STOCK

IF WE ISSUE ADDITIONAL  SHARES IN THE FUTURE,  IT WILL RESULT IN THE DILUTION OF
OUR EXISTING SHAREHOLDERS.

Our articles of incorporation authorize the issuance of up to 750,000,000 shares of common  stock with a par value of $0.001 per share,  with  60,001,000  shares currently  issued and  outstanding.  Our board of directors  may choose to issue some or all of such shares. The issuance of any such shares will reduce the book value per share and may  contribute  to a reduction  in the market  price of the outstanding  shares of our common stock. If we issue any such additional shares, such  issuance will reduce the  proportionate  ownership and voting power of all current  shareholders.  Further, such issuance may result in a change of control of our corporation.

WE WILL INCUR  ONGOING  COSTS AND EXPENSES  FOR SEC  REPORTING  AND  COMPLIANCE,
WITHOUT REVENUE WE MAY NOT BE ABLE TO REMAIN IN COMPLIANCE,  MAKING IT DIFFICULT
FOR INVESTORS TO SELL THEIR SHARES, IF AT ALL.

Our shares are currently  quoted on the OTC  Electronic  Bulletin  Board.  To be eligible  for  quotation  on the OTCBB,  issuers  must  remain  current in their filings with the SEC.  Securities  quoted on the OTCBB that become delinquent in their required filings will be removed  following a 30 or 60 day grace period if they do not make their  required  filing  during  that time.  In order for us to remain in compliance we will require future  revenues to cover the cost of these filings,  which  could  comprise a  substantial  portion of our  available  cash resources.  If we are  unable  to  generate  sufficient  revenues  to  remain in compliance  it may be  difficult  for  investors  to resell any shares  they may purchase, if at all.

TRADING OF OUR STOCK IS RESTRICTED BY THE SECURITIES EXCHANGE COMMISSION'S PENNY
STOCK REGULATIONS,  WHICH MAY LIMIT A STOCKHOLDER'S  ABILITY TO BUY AND SELL OUR
COMMON STOCK.

The Securities and Exchange  Commission has adopted  regulations which generally define  "penny  stock" to be any  equity  security  that has a market  price (as defined)  less than $5.00 per share or an exercise  price of less than $5.00 per share,  subject to certain  exceptions.  Our securities are covered by the penny
stock  rules,   which  impose   additional   sales  practice   requirements   on
broker-dealers  who  sell  to  persons  other  than  established  customers  and
"accredited  investors".  The term  "accredited  investor"  refers  generally to institutions with assets in excess of $5,000,000 or individuals with a net worth in excess of $1,000,000 or annual income exceeding  $200,000 or $300,000 jointly with their  spouse.  The penny stock rules require a  broker-dealer,  prior to a transaction in a penny stock not otherwise  exempt from the rules,  to deliver a standardized  risk disclosure  document in a form prepared by the Securities and
Exchange  Commission,  which  provides  information  about penny  stocks and the nature and level of risks in the penny stock market. The broker-dealer also must provide the customer with current bid and offer  quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction and monthly account  statements showing the market value of each penny stock held in the customer's account. The bid and offer quotations,  and the broker-dealer and salesperson compensation information, must be given to the customer orally or in writing prior to effecting the  transaction and must be given to the customer in writing before or with the customer's confirmation. In addition, the penny stock rules require that prior to a transaction in a penny stock not otherwise  exempt from these rules; the  broker-dealer  must make a special written  determination that the penny stock is a suitable  investment for the purchaser and receive the purchaser's written agreement to the transaction.  These disclosure requirements may have the effect of reducing the level of trading  activity in the  secondary market for the stock that is subject to these penny stock  rules.  Consequently, these penny stock  rules may affect the ability of  broker-dealers  to trade our securities.  We believe that the penny stock rules discourage  investor interest in and limit the marketability of our common stock.

FINRA SALES PRACTICE  REQUIREMENTS MAY ALSO LIMIT A STOCKHOLDER'S ABILITY TO BUY
AND SELL OUR STOCK.

In addition to the "penny stock" rules described above,  the Financial  Industry
Regulatory  Authority  (known as "FINRA") has adopted rules that require that in recommending an investment to a customer,  a broker-dealer  must have reasonable grounds for believing that the  investment is suitable for that customer.  Prior to  recommending  speculative low priced  securities to their  non-institutional customers,  broker-dealers  must make reasonable  efforts to obtain  information about the customer's  financial status,  tax status,  investment  objectives and other  information.  Under  interpretations  of these rules, FINRA believes that

                                       11
there is a high probability  that speculative low priced  securities will not be suitable for at least some customers.  FINRA requirements make it more difficult for broker-dealers to recommend that their customers buy our common stock, which may limit your  ability to buy and sell our stock and have an adverse  effect on the market for our shares.

OUR COMMON STOCK IS ILLIQUID AND THE PRICE OF OUR COMMON STOCK MAY BE NEGATIVELY
IMPACTED BY FACTORS WHICH ARE UNRELATED TO OUR OPERATIONS.

Although our common stock is currently  listed for quotation on the OTC Bulletin
Board,  there  is no  market  for  our  common  stock.  Even  when a  market  is established  and  trading  begins  trading  through  the OTC  Bulletin  Board is frequently  thin and highly  volatile.  There is no assurance  that a sufficient market  will  develop in our  stock,  in which  case it could be  difficult  for shareholders  to sell their  stock.  The market  price of our common stock could fluctuate substantially due to a variety of factors, including market perception of our ability to achieve our planned growth, quarterly operating results of our competitors,  trading volume in our common stock,  changes in general conditions in the economy and the  financial  markets or other  developments  affecting our competitors or us. In addition, the stock market is subject to extreme price and volume fluctuations.  This volatility has had a significant effect on the market price of  securities  issued by many  companies  for reasons  unrelated to their operating performance and could have the same effect on our common stock.

WE DO NOT INTEND TO PAY  DIVIDENDS ON ANY  INVESTMENT  IN THE SHARES OF STOCK OF
OUR COMPANY.

We have never paid any cash  dividends  and  currently  do not intend to pay any dividends  for the  foreseeable  future.  Because  we do not  intend to  declare dividends, any gain on an investment in our company will need to come through an increase in the stock's price.  This may never happen and investors may lose all of their investment in our company.

                                   PROPERTIES

EXECUTIVE OFFICES AND REGISTERED AGENT

Our executive and head office is located at 50 East Sample,  Suite 301,  Pompano
Beach, FL 33064. We pay  approximately  $2,500.00 per month for rent. We believe that this arrangement will be suitable for the next 12 months.

                     MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                 FINANCIAL CONDITIONS AND RESULTS OF OPERATIONS

Our audited  financial  statements  for the years ended August 31, 2011 and 2010 and related  management's  discussion  and analysis of financial  condition  and results of operations are available in our annual report on Form 10-K filed with the  Securities  and Exchange  Commission  on November 28, 2011.  Our  unaudited financial  statements  for the nine month  periods  ended  February 29, 2012 and
February 28, 2011 and related management's  discussion and analysis of financial condition  and results of operations  are  available in our quarterly  report on
Form 10-Q filed with the Securities and Exchange Commission on April 16, 2012.

FINANCING ACTIVITIES

Cash provided by financing  activities  from inception  through the date of this report was $60,000  consisting  of $15,000  from the sale of our common stock to our director who  purchased  3,000,000  shares of our common stock at $0.005 per share on August 31,  2008 and on July 13,  2009,  management  completed  its S-1 registered  offering by selling  3,000,000  common  shares at $.015 per share to raise capital of $45,000.

We estimate our operating expenses and working capital requirements for the next
12 months to be as follows:

                                       12
Expenses                                                                Amount
--------                                                                ------
Personnel                                                             $1,226,790
Operating Expenses                                                    $3,150,057
Direct Costs of Sales                                                 $2,077,608

All figures noted above are estimates,  we can not provide any assurance that we will be able to  generate  revenue and have the ability to operate at a level to match these operating costs.

If we are not able to obtain the additional  financing on a timely basis, if and when it is needed, we may be forced to cease the operation of our business.

FUTURE FINANCING

If we do not  generate  substantial  revenue  from  operations  we will  require additional  financing to fund our planned  operations.  We currently do not have committed  sources  of  additional  financing  and may  not be  able  to  obtain additional financing,  particularly, if the volatile conditions in the stock and financial  markets,  and more  particularly the market for an early  development stage company stocks persist.

There can be no assurance that additional financing will be available to us when needed or, if  available,  that it can be  obtained on  commercially  reasonable terms. If we are not able to obtain the additional  financing on a timely basis, if and when it is  needed,  we will be forced to delay or scale down some or all of our  development  activities  or  perhaps  even  cease the  operation  of our business.

Since  inception  we  have  funded  our  operations   primarily  through  equity
financings  and we expect that we will continue to fund our  operations  through the  equity  and  debt  financing  if  revenues  are  insufficient.  If we raise additional  financing by issuing equity securities,  our existing  stockholders'
ownership  will be diluted.  Obtaining  commercial  loans,  assuming those loans would be available, will increase our liabilities and future cash commitments.

There is no  assurance  that we will be able to maintain  operations  at a level sufficient  for an investor to obtain a return on his, her, or its investment in our common stock. Further, we may continue to be unprofitable.

OFF BALANCE SHEET ARRANGEMENTS

We do not have any off balance sheet  arrangements  that have or are  reasonably likely to have a current or future effect on our financial condition, changes in financial condition,  revenues or expenses, results of operations,  liquidity or capital expenditures or capital resources that is material to an investor in our securities.

CRITICAL ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally  accepted  in the  United  States  requires  our  management  to  make assumptions, estimates and judgments that affect the amounts reported, including the notes thereto, and related disclosures of commitments and contingencies,  if any. We have identified certain accounting  policies that are significant to the preparation of our financial statements. These accounting policies are important for an  understanding  of our  financial  condition  and  results of  operation.
Critical  accounting policies are those that are most important to the portrayal of our financial  conditions and results of operations and require  management's difficult,  subjective,  or complex  judgment,  often as a result of the need to make estimates about the effect of matters that are inherently uncertain and may change in subsequent  periods.  Certain  accounting  estimates are  particularly sensitive because of their  significance to financial  statements and because of
the   possibility   that  future  events   affecting  the  estimate  may  differ
significantly  from  management's  current  judgments.  We believe the following
critical  accounting  policies  involve  the  most  significant   estimates  and
judgments used in the preparation of our financial statements:

                                       13
BASIS OF ACCOUNTING

The Company  prepares its  financial  statements in  conformity  with  generally accepted accounting principles in the United States of America. These principals require  management to make estimates and  assumptions  that affect the reported amounts  of assets and  liabilities  and  disclosure  of  contingent  assets and liabilities at the date of the financial  statements and the reported amounts of revenues and expenses  during the  reporting  period.  Management  believes that these  estimates  are  reasonable  and have  been  discussed  with the  Board of
Directors; however, actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS

For  purposes of the balance  sheets and  statement  of cash flows,  the Company considers  all highly liquid  investments,  which are readily  convertible  into known  amounts of cash and have a maturity of three months or less when acquired to be cash equivalents. At March 31, 2012, management believes that the carrying amount of cash equivalents approximates fair value because of the short maturity of these financial instruments.

FIXED ASSETS

Data Pangea,  LLC. initial business is acquiring  relationships with Celebrities and Brands and has no fixed assets.

When the Company acquires hard assets - Property and equipment will be stated at cost.  Depreciation will be computed by the straight-line  method over estimated useful lives (3-7 years).  Intellectual property assets are stated at their fair
value  acquisition  cost.   Amortization  of  intellectual  property  assets  is
calculated by the straight line method over their estimated  useful lives (3- 15 years).  Historical  costs are reviewed and evaluated  for their net  realizable value of the assets.  The carrying amount of all long-lived  assets is evaluated periodically  to determine if adjustment to the  depreciation  and  amortization period or the  unamortized  balance is  warranted.  Based  upon its most  recent analysis,  the Company  believes  that no  impairment  of property and equipment existed at March 31, 2012.

Long-lived assets such as property,  equipment and identifiable  intangibles are reviewed for  impairment  whenever  facts and  circumstances  indicate  that the carrying value may not be recoverable. When required impairment losses on assets to be held and used are  recognized  based on the fair value of the  asset.  The fair value is determined  based on estimates of future cash flows,  market value of similar assets, if available, or independent appraisals,  if required. If the carrying amount of the long-lived asset is not recoverable from its undiscounted cash flows,  an impairment  loss is recognized  for the  difference  between the carrying amount and fair value of the asset. When fair values are not available, the Company estimates fair value using the expected future cash flows discounted at a rate commensurate with the risk associated with the recovery of the assets.
We did not recognize any impairment losses for any periods presented.

REVENUE RECOGNITION

Revenues of the Company are from the sale of  advertising  on the  web-site  and video  viewing  platform.  Revenues  are  recognized  once all of the  following criteria have been met:

     1.   persuasive evidence of an arrangement exists;
     2.   delivery of Facebook's obligations to our customer has occurred;
     3.   the price is fixed or determinable; and
     4.   collectability of the related receivable is reasonably assured.

Advertising  revenue is  generated  from the  display of  advertisements  on our website and viewing  platform.  The  arrangements are evidenced by either online acceptance  of terms and  conditions  or contracts  that  stipulate the types of advertising to be delivered,  the timing and the pricing. The typical term of an
advertising   arrangement  is  approximately  30  days  with  billing  generally occurring after the delivery of the advertisement.

                                       14
We recognize revenue from the display of impression-based  advertisements on our website in the contracted period when the impressions are delivered. Impressions are considered  delivered when an  advertisement  appears in pages  delivered to users.

We also recognize revenue from the delivery of click-based advertisements on our website.  Revenue  associated  with these  advertisements  is  recognized in the period that a user clicks on an advertisement.

ADVERTISING

The costs of  advertising  are  expensed as incurred.  Advertising  expenses are included in the Company's operating expenses. Advertising expense was $0 for the period from inception, March 22, 2012 through+ March 31, 2012.

RESEARCH AND DEVELOPMENT

Research   expenditure  is  recognized  as  an  expense  when  it  is  incurred.
Development  expenditure  is  recognized as an expense  except that  expenditure incurred on  development  projects are  capitalized  as long-term  assets to the extent that such  expenditure is expected to generate future economic  benefits.
Development expenditure is capitalized if, and only if an entity can demonstrate all of the following:

     1.   its ability to measure  reliably the  expenditure  attributable to the asset under development;
     2.   the product or process is technically and commercially feasible;
     3.   its future economic benefits are probable;
     4.   its ability to use or sell the developed asset;
     5.   the availability of adequate technical,  financial and other resources to complete the asset under development; and
     6.   its intention to complete the intangible asset and use or sell.

INCOME TAXES

The  Company is a  multi-member  LLC.  As such,  the income and  expenses of the entity  pass-through  to the members and do not create any tax liability for the
Company.  Therefore,  no income tax provision or benefit has been  calculated on the results of operations for either year presented.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The  following  tables  set  forth,  as of the  date  of  this  report,  certain information with respect to the beneficial ownership of our common stock by each stockholder known by us to be the beneficial owner of more than 5% of our common stock, by each of our current directors and executive officers.  Each person has sole voting and  investment  power with  respect to the shares of common  stock, except  as  otherwise  indicated.  Beneficial  ownership  consists  of a  direct interest in the shares of common stock, except as otherwise indicated.

In the following  tables, we have determined the number and percentage of shares beneficially owned in accordance with Rule 13d-3 of the SECURITIES  EXCHANGE ACT
OF 1934 based on  information  provided  to us by our  controlling  stockholder, executive  officers and directors,  and this  information  does not  necessarily indicate  beneficial  ownership for any other purpose. In determining the number of shares of our common stock  beneficially owned by a person and the percentage ownership of that person,  we include any shares as to which the person has sole or shared voting power or  investment  power,  as well as any shares  subject to warrants  or options  held by that  person  that are  currently  exercisable  or exercisable within 60 days.

                                       15
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL HOLDERS (MORE THAN 5%)

                 Name and address of     Amount and nature of        Percent of
Title of class    beneficial owner      beneficial ownership(1)         class
--------------    ----------------      -----------------------         -----

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL HOLDERS

Common Stock       Donna Rispoli(2)           4,000,000             Indirect  7%

                        SECURITY OWNERSHIP OF MANAGEMENT

Common Stock       Michael Spiegel(4)         6,278,500             Indirect 10%

Common Stock       Louis Rosen(5)             2,295,000             Indirect  4%

Common Stock       Stacie Daley(3)            9,197,800             Indirect 15%

Common Stock       Directors & Executive     17,771,300             Indirect 30%
                   Officers as a group
                   (3 persons)

----------
(1)  Percentage of ownership is based on  60,001,000  shares of our common stock issued and  outstanding as of the date of this report.  Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information  furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where  applicable.  Beneficial  ownership is  determined in accordance with the rules of the  Securities  and Exchange  Commission  and  generally includes voting or investment  power with respect to securities.  Shares of common  stock  subject to options or  warrants  currently  exercisable,  or exercisable  within  60  days,  are  deemed  outstanding  for  purposes  of computing  the  percentage  ownership of the person  holding such option or warrants,  but are not deemed  outstanding  for purposes of  computing  the percentage ownership of any other person.
(2)  Represents 4,000,000 shares of common stock held by Combined Effort.
(3)  Includes (i)  7,999,000  shares of common  stock held by MR BLSD,  LLC and;
     (ii) a total of 1,198,800 shares held by Ms. Daley's minor children.
(4)  Represents 6,278,500 shares of common stock held by MLJP, LLC.
(5)  Represents  2,295,000  shares  of  commons  stock  held  by  MLJP,  LLC and beneficially  owned  by Mr.  Rosen's  spouse,  and as to  which  Mr.  Rosen disclaims  beneficial  ownership  except  to the  extent  of any  pecuniary interest therein.

CHANGES IN CONTROL

We are not aware of any  arrangement  that may  result in a change in control of our company.

                        DIRECTORS AND EXECUTIVE OFFICERS

The following  individuals  serve as the director and executive  officers of our company.

                                                              Date First Elected
Name                      Position                    Age        or Appointed
----                      --------                    ---        ------------
Stacie Daley         Director                         38         May 17, 2012

Michael Spiegel      Chief Executive Officer,         42         May 17, 2012
                     Director and President

Louis Rosen          Chief Financial Officer,         58         May 17, 2012
                     Chief Operating Officer,
                     and Director

                                       16
BUSINESS EXPERIENCE

The following is a brief  account of the  education  and business  experience of director and executive officers during at least the past five years,  indicating their  principal  occupation  during  the  period,  and the name  and  principal business of the organization by which they were employed

MICHAEL SPIEGEL, our Chief Executive Officer,  Director and President,  has been the manager of, and an investor  with,  MNS Ventures  LLC, a private  investment company,  since 2005. From March 2005 to present, Mr. Spiegel has been President of MNS Holdings,  a real estate  holding  company  located in Lighthouse  Point,
Florida.  Mr. Spiegel is also the managing  member of 3904 SW 13 Partners LLC, a multi-family  residential complex in Davie,  Florida.  Prior to that Mr. Spiegel founded WebUnited in December of 1998 and was the CEO of the organization  until it was sold in August of 2004.  WebUnited was one of the first regional ISP's in
South  Florida.  From 1998 to 2006, he served as President  and Chief  Executive
Officer of Ciberlynx Inc. DBA WebUnited in Deerfield Beach, Florida, an internet service provider.  He also was the President of Protect Point Security from 2003 to 2004. ProtectPoint was a Managed Network Security Provider.

We  appointed  Mr.  Spiegel as a director  and officer of our company due to his extensive business knowledge and track record of developing startup companies.

LOUIS ROSEN, our Chief Financial Officer, Chief Operating Officer, and Director,
has been the Vice  President of Keystone  Wire,  a division of Lynn  Electronics
Corp.,  a wire and cable provider  located in Pompano  Beach,  Florida from June
1994 to present.  Mr.  Rosen earned a  Bachelor's  Degree in Education  from the
Temple University, in Philadelphia, Pennsylvania, in June 1976. Mr. Rosen earned a JD in Law from Temple University, in Philadelphia, Pennsylvania in 1980.

We  appointed  Mr.  Rosen as a director  and  officer of our  company due to his extensive experience owning and operating numerous business ventures.

STACIE DALEY, our director,  has been a corporate attorney for the past 14 years and has focused her practice on complex  business  transactions  for private and public  companies;  including:  M&A,  securities,  private  equity and corporate finance.  She is one of the  founders  of the VuMee  platform  and has worked on developing  VuMee since April 2011. Prior to VuMee, Ms. Daley was a partner at a national  law firm,  Lewis,  Brisbois,  Bisgaard  & Smith from June 2010 to June
2011,  and  from  1998  to  2010  she  was  a  corporate  associate  at a  small transactional  boutique firm in Florida.  Ms. Daley received her BA in political science in 1995 from  Fairfield  University  and her JD in 1998 from  Quinnipiac
College School of Law.

We  appointed  Ms.  Daley  as one  of our  directors  due to her  background  in corporate and securities law as well as her involvement with the VuMee platform.

SIGNIFICANT EMPLOYEES

Other  than the  foregoing  named  officers  and  directors,  we do not have any employees who are key to our business and operations.

FAMILY RELATIONSHIPS

There are no family relationships between any director or executive officer.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

Our  director  and  executive  officers  have  not been  involved  in any of the following events during the past ten years:

     (a)  any bankruptcy petition filed by or against any business of which such person was a general  partner or executive  officer either at the time of the bankruptcy or within two years prior to that time;

                                       17
     (b)  any conviction in a criminal  proceeding or being subject to a pending criminal  proceeding  (excluding  traffic  violations  and other minor offences);
     (c)  being  subject to any order,  judgment,  or decree,  not  subsequently
          reversed,   suspended   or   vacated,   of  any  court  of   competent
          jurisdiction,   permanently   or   temporarily   enjoining,   barring,
          suspending  or  otherwise  limiting  his  involvement  in any  type of business, securities or banking activities;
     (d)  being found by a court of competent  jurisdiction (in a civil action), the  Securities  and  Exchange  Commission  or the  Commodity  Futures
          Trading  Commission to have violated a federal or state  securities or commodities law, and the judgment has not been reversed, suspended, or vacated;
     (e)  being the subject of, or a party to, any federal or state  judicial or administrative order,  judgment,  decree, or finding, not subsequently reversed,  suspended or vacated,  relating to an alleged violation of:
          (i) any federal or state  securities or commodities law or regulation;
          or (ii) any law or regulation  respecting  financial  institutions  or insurance  companies  including,  but not limited  to, a temporary  or permanent  injunction,  order of disgorgement  or  restitution,  civil money penalty or temporary or permanent  cease-  and-desist  order, or
          removal  or  prohibition   order;  or  (iii)  any  law  or  regulation
          prohibiting  mail or wire  fraud  or  fraud  in  connection  with  any business entity; or
     (f)  being the  subject  of,  or a party to,  any  sanction  or order,  not subsequently  reversed,  suspended or vacated,  of any self-regulatory organization  (as  defined  in  Section  3(a)(26)  of  the  Securities
          Exchange Act of 1934),  any  registered  entity (as defined in Section
          1(a)(29) of the Commodity  Exchange Act), or any equivalent  exchange, association,  entity or organization  that has disciplinary  authority over its members or persons associated with a member.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION

                                                         Non-Equity      Nonqualified
 Name and                                                Incentive         Deferred
 Principal                                    Stock         Plan         Compensation     All Other
 Position       Year   Salary($)  Bonus($)   Awards($)  Compensation($)   Earnings($)   Compensation($)  Totals($)
 --------       ----   ---------  --------   ---------  ---------------   -----------   ---------------  ---------

Rhoda           2012     Nil        Nil        Nil           Nil             Nil            Nil            Nil
Rizkalla (1)    2011     Nil        Nil        Nil           Nil             Nil            Nil            Nil

----------
(1)  Ms. Rizkalla was our sole officer from our inception until May 17, 2012

EMPLOYMENT OR CONSULTING AGREEMENTS

All employees of the Company execute standard at will employment agreements that contain confidentiality and non-compete provisions.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

We have not awarded any shares of stock,  options or other equity  securities to our  directors  or  executive  officers  from our  inception to the date of this report.

RETIREMENT OR SIMILAR BENEFIT PLANS

There are no  arrangements  or plans in which we provide  retirement  or similar benefits for our directors or executive officers.

                                       18
RESIGNATION, RETIREMENT, OTHER TERMINATION, OR CHANGE IN CONTROL ARRANGEMENTS

We  have no  contract,  agreement,  plan  or  arrangement,  whether  written  or unwritten, that provides for payments to our directors or executive officers at,
following,   or  in  connection  with  the  resignation,   retirement  or  other
termination  of our directors or executive  officers,  or a change in control of
our   company   or  a  change  in  our   directors'   or   executive   officers'
responsibilities following a change in control.

COMPENSATION OF DIRECTORS

We currently have no compensation arrangement with our director.

    CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Certain Relationship and Related Transactions

The following includes a summary of transactions since the beginning of the 2011 year, or any  currently  proposed  transaction,  in which we were or are to be a participant and the amount  involved  exceeded or exceeds the lesser of $120,000 or one percent of the  average of our total  assets at year end for the last two completed  fiscal  years,  and in which any  related  person  had or will have a direct or indirect material  interest (other than  compensation  described under
"Executive  Compensation").  We believe the terms obtained or consideration that we  paid or  received,  as  applicable,  in  connection  with  the  transactions described  below were comparable to terms available or the amounts that would be paid or received, as applicable, in arm's-length transactions.

Common Stock    Michael Spiegel(4)                 6,278,500        Indirect 10%

Common Stock    Louis Rosen(5)                     2,295,000        Indirect  4%

Common Stock    Stacie Daley(3)                    9,197,800        Indirect 15%

Common Stock    Directors & Executive             17,771,300        Indirect 30%
                Officers as a group (3 persons)

Pursuant to the closing of the share exchange agreement with Data Pangea and its interest  holders,  we  issued  stock  to 3  incoming  members  of our  board of directors.  Michael Spiegel received 6,278,500 shares of our common stock, Louis
Rosen  received  2,295,000  shares of our common stock and Stacie Daley received
9,197,800 shares of our common stock.

DIRECTOR INDEPENDENCE

Our board of  directors  consists  of Michael  Spiegel,  Louis  Rosen and Stacie
Daley.  Our  securities are quoted on the OTC Bulletin Board which does not have
any  director   independence   requirements.   Under  NASDAQ   Marketplace  Rule
5605(a)(2),  a director is not considered to be independent if he or she is also an  executive  officer or  employee of the  company.  Using this  definition  of independence, we have determined that none of our directors are independent.

                                LEGAL PROCEEDINGS

We know of no  material  pending  legal  proceedings  to which  our  company  or subsidiary  is a party or of which  any of their  property  is the  subject.  In
addition,  we  do  not  know  of  any  such  proceedings   contemplated  by  any
governmental authorities.

                                       19
We know of no material  proceedings in which any director,  officer or affiliate of our company,  or any registered or beneficial  stockholder of our company, or any associate of any such  director,  officer,  affiliate,  or  stockholder is a party adverse to our company or subsidiary or has a material interest adverse to our company or subsidiary.

              MARKET PRICE OF AND DIVIDENDS ON OUR COMMON STOCK AND
                          RELATED STOCKHOLDER MATTERS

MARKET INFORMATION

Our common stock is quoted on the OTC Bulletin  Board of the Financial  Industry
Regulatory Authority under the symbol "PPKS". There were no trades of our shares of common stock made through the  facilities of the OTC Bulletin Board since our stock was first quoted.

On May 2, 2012 we filed a  Certificate  of Change with the Nevada  Secretary  of
State to give effect to a forward split of the Company's  authorized  and issued and outstanding shares of common stock on a 10 new for one (1) old basis.

The forward split became effective with the  Over-the-Counter  Bulletin Board at the opening of trading on May 8, 2012 under the symbol "PPKSD".  The "D" will be placed on our ticker symbol for 20 business  days.  After 20 business  days, our new symbol will be "VUME". Our new CUSIP number is 92922C105.

TRANSFER AGENT

Our shares of common stock are issued in registered form. The transfer agent and registrar for our common stock is Holliday Stock Transfer, Inc.

HOLDERS OF COMMON STOCK

As of the date of this  report  there  were 29  holders  of record of our common stock. As of such date, 60,001,000 shares were issued and outstanding.

DIVIDENDS

We have  never  declared  or paid any cash  dividends  or  distributions  on our capital stock.  We currently  intend to retain our future  earnings,  if any, to support  operations and to finance  expansion and therefore we do not anticipate paying any cash dividends on our common stock in the foreseeable future.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

We do not have any equity compensation plans in place.

                     RECENT SALES OF UNREGISTERED SECURITIES

On August 31, 2008 we sold 3,000,000 shares of our common stock to a director of the Company  for  $15,000  ($0.005  per  share).  On July 13,  2009,  management completed  its S-1  registered  offering by selling  3,000,000  common shares at
$.015 per share to raise capital of $45,000.

Reference is made to the  disclosure  set forth Item 3.02 of this report,  which disclosure is incorporated by reference into this section.

                                       20
                            DESCRIPTION OF SECURITIES

COMMON STOCK

Our authorized capital stock consists of 750,000,000 shares of common stock, par value $.001 per share.  The holders of our common  stock (i) have equal  ratable rights to dividends  from funds  legally  available  therefore,  when, as and if declared  by our Board of  Directors;  (ii) are  entitled to share in all of our assets available for  distribution to holders of common stock upon  liquidation, dissolution  or  winding  up of  our  affairs;  (iii)  do not  have  preemptive, subscription  or  conversion  rights and there are no redemption or sinking fund provisions or rights; and (iv) are entitled to one non-cumulative vote per share on all matters on which stockholders may vote.

NON-CUMULATIVE VOTING

Holders  of shares of our common  stock do not have  cumulative  voting  rights, which means that the holders of more than 50% of the outstanding shares,  voting for the election of directors,  can elect all of the directors to be elected, if they so choose, and, in such event, the holders of the remaining shares will not be able to elect any of our directors.

CASH DIVIDENDS

As of the date of this  prospectus,  we have not  paid  any  cash  dividends  to stockholders.  The  declaration  of any  future  cash  dividend  will  be at the discretion of our Board of Directors and will depend upon our earnings,  if any,
our  capital   requirements  and  financial   position,   our  general  economic
conditions,  and other pertinent conditions.  It is our present intention not to pay any cash  dividends  in the  foreseeable  future,  but  rather  to  reinvest earnings, if any, in our business operations.

ANTI-TAKEOVER EFFECTS OF OUR ARTICLES OF INCORPORATION AND BY-LAWS

Our amended and restated  articles of  incorporation  and bylaws contain certain provisions that may have anti-takeover effects,  making it more difficult for or preventing a third party from  acquiring  control of the Company or changing its board of  directors  and  management.  According  to our bylaws and  articles of incorporation, neither the holders of the Company's common stock have cumulative voting rights in the election of our directors.  The  combination of the present ownership by a few stockholders of a significant portion of the Company's issued and  outstanding  common  stock  and  lack of  cumulative  voting  makes it more difficult for other  stockholders to replace the Company's board of directors or for a third  party to obtain  control of the Company by  replacing  its board of directors.

ANTI-TAKEOVER EFFECTS OF NEVADA LAW

BUSINESS COMBINATIONS

The "business combination"  provisions of Sections 78.411 to 78.444,  inclusive, of the Nevada Revised Statutes,  or NRS,  prohibit a Nevada  corporation with at least 200 stockholders from engaging in various "combination"  transactions with any  interested  stockholder:  for a period of three years after the date of the transaction  in which the person  became an interested  stockholder,  unless the transaction  is  approved  by the  board  of  directors  prior  to the  date the interested  stockholder  obtained  such status;  or after the  expiration of the three-year period, unless:

     *    the transaction is approved by the board of directors or a majority of the voting power held by disinterested stockholders, or
     *    if the  consideration  to be paid by the interested  stockholder is at least equal to the highest of: (a) the highest price per share paid by
          the  interested   stockholder   within  the  three  years  immediately
          preceding the date of the  announcement  of the  combination or in the transaction in which it became an interested stockholder, whichever is higher,  (b) the market value per share of common stock on the date of
          announcement   of  the   combination   and  the  date  the  interested

                                       21
          stockholder  acquired  the  shares,  whichever  is higher,  or (c) for holders of  preferred  stock,  the  highest  liquidation  value of the preferred stock, if it is higher.

A  "combination"  is defined to include mergers or  consolidations  or any sale, lease  exchange,  mortgage,  pledge,  transfer  or  other  disposition,  in  one transaction  or a  series  of  transactions,  with an  "interested  stockholder"
having:  (a) an  aggregate  market  value  equal to 5% or more of the  aggregate market value of the assets of the  corporation,  (b) an  aggregate  market value equal to 5% or more of the aggregate  market value of all outstanding  shares of the  corporation,  or (c) 10% or more of the earning  power or net income of the corporation.

In  general,  an  "interested  stockholder"  is  a  person  who,  together  with affiliates and associates,  owns (or within three years, did own) 10% or more of a  corporation's  voting stock.  The statute could  prohibit or delay mergers or other takeover or change in control  attempts and,  accordingly,  may discourage attempts  to acquire our company  even though such a  transaction  may offer our stockholders the opportunity to sell their stock at a price above the prevailing market price.

Our Articles of  Incorporation  state that we have elected not to be governed by the "business  combination"  provisions,  therefore such provisions currently do not apply to us.

We do not have any provisions in our Articles,  by laws, or employment or credit agreements to which we are party that have anti-takeover consequences. We do not currently  have any plans to adopt  anti-takeover  provisions  or enter into any arrangements or understandings  that would have anti-takeover  consequences.  In certain  circumstances,  our management may issue additional  shares to resist a third party  takeover  transaction,  even if done at an above market premium and favored by a majority of independent shareholders.

CONTROL SHARE ACQUISITIONS

The "control share" provisions of Sections 78.378 to 78.3793,  inclusive, of the
NRS,  which apply only to Nevada  corporations  with at least 200  stockholders, including  at least 100  stockholders  of record who are Nevada  residents,  and which conduct business  directly or indirectly in Nevada,  prohibit an acquirer, under certain  circumstances,  from voting its shares of a target  corporation's stock  after  crossing  certain  ownership  threshold  percentages,  unless  the
acquirer   obtains   approval   of  the   target   corporation's   disinterested
stockholders. The statute specifies three thresholds: one-fifth or more but less than one-third,  one-third but less than a majority,  and a majority or more, of the  outstanding  voting  power.  Once  an  acquirer  crosses  one of the  above thresholds,  those shares in an offer or acquisition and acquired within 90 days thereof  become  "control  shares" and such  control  shares are deprived of the right  to  vote  until  disinterested  stockholders  restore  the  right.  These provisions  also provide that if control  shares are accorded full voting rights and the  acquiring  person has acquired a majority or more of all voting  power, all other  stockholders who do not vote in favor of authorizing voting rights to the control  shares are  entitled to demand  payment for the fair value of their shares in accordance  with  statutory  procedures  established  for  dissenters'
rights.

Our Articles of  Incorporation  state that we have elected not to be governed by the "control share" provisions, therefore, they currently do not apply to us.

                    INDEMNIFICATION OF DIRECTORS AND OFFICERS

Section  78.138 of the NRS  provides  that a  director  or  officer  will not be individually  liable  unless it is proven that (i) the  director's  or officer's acts or omissions  constituted a breach of his or her fiduciary duties, and (ii)
such breach involved intentional misconduct, fraud or a knowing violation of the law.

Section 78.7502 of NRS permits a company to indemnify its directors and officers against expenses,  judgments,  fines and amounts paid in settlement actually and reasonably  incurred  in  connection  with a  threatened,  pending or  completed action, suit or proceeding if the officer or director (i) is not liable pursuant to NRS  78.138  or (ii)  acted in good  faith  and in a manner  the  officer  or director  reasonably  believed to be in or not opposed to the best  interests of the corporation and, if a criminal action or proceeding, had no reasonable cause to believe the conduct of the officer or director was unlawful.

                                       22
Section  78.751 of NRS permits a Nevada  company to  indemnify  its officers and directors  against  expenses  incurred by them in  defending a civil or criminal action,  suit or  proceeding  as they  are  incurred  and in  advance  of  final disposition  thereof,  upon  receipt  of an  undertaking  by or on behalf of the officer or  director  to repay the amount if it is  ultimately  determined  by a court of competent jurisdiction that such officer or director is not entitled to be indemnified by the company. Section 78.751 of NRS further permits the company to grant its directors and officers  additional rights of indemnification  under its articles of incorporation or bylaws or otherwise.

Section  78.752 of NRS provides that a Nevada  company may purchase and maintain insurance or make other financial arrangements on behalf of any person who is or was a director,  officer, employee or agent of the company, or is or was serving at the  request of the  company as a  director,  officer,  employee  or agent of another company, partnership,  joint venture, trust or other enterprise, for any liability asserted against him and liability and expenses incurred by him in his capacity as a director, officer, employee or agent, or arising out of his status as such,  whether or not the company has the  authority to indemnify him against such liability and expenses.

Our Articles of Incorporation provide that no director or officer of the Company will be personally  liable to the Company or any of its stockholders for damages for breach of fiduciary duty as a director or officer;  provided,  however, that the foregoing provision shall not eliminate or limit the liability of a director or officer (i) for acts or omissions which involve intentional misconduct, fraud or knowing  violation  of law, or (ii) the payment of  dividends in violation of
Section 78.300 of NRS. In addition, our Bylaws implement the indemnification and insurance provisions permitted by Chapter 78 of the NRS by providing that:

     *    The Company  shall  indemnify  its  directors  to the  fullest  extent permitted by the NRS and may, if and to the extent  authorized  by the board of  directors,  so  indemnify  its officers and any other person whom it has the  power  to  indemnify  against  liability,  reasonable expense or other matter whatsoever.
     *    The Company may at the  discretion of the board of directors  purchase and  maintain  insurance  on behalf of any person who holds or who has held any position  identified in the  paragraph  above against any and all liability  incurred by such person in any such position or arising out of his status as such.

Insofar as  indemnification  by us for liabilities  arising under the Securities
Act may be  permitted  to our  directors,  officers or persons  controlling  the company pursuant to provisions of our articles of incorporation  and bylaws,  or otherwise,  we  have  been  advised  that  in  the  opinion  of  the  SEC,  such indemnification  is against public policy as expressed in the Securities Act and is therefore  unenforceable.  In the event that a claim for  indemnification  by such director,  officer or controlling person of us in the successful defense of any  action,  suit or  proceeding  is  asserted  by such  director,  officer  or controlling  person in connection  with the securities  being offered,  we will, unless in the opinion of our counsel the matter has been settled by  controlling precedent,  submit to a court of appropriate  jurisdiction  the question whether such  indemnification  by us is  against  public  policy  as  expressed  in  the
Securities Act and will be governed by the final adjudication of such issue.

At the present time,  there is no pending  litigation or proceeding  involving a director,  officer,  employee  or other  agent of ours in which  indemnification would be required or permitted. We are not aware of any threatened litigation or proceeding, which may result in a claim for such indemnification.

           CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING
                            AND FINANCIAL DISCLOSURE

None.

ITEM 5.06 CHANGE IN SHELL COMPANY STATUS

As a result of the consummation of the Share Exchange  described in Item 2.01 of this  Current  Report on Form  8-K,  we  believe  that we are no longer a "shell company",  as that term is defined in Rule 405 under the Securities Act and Rule
12b-2 under the Exchange Act.

                                       23
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Financial Statements of Business Acquired

We acquired  Data  Pangea,  LLC on May 17,  2012  pursuant to the closing of the
Share Exchange  Agreement.  Data Pangea,  LLC was incorporated on March 22, 2012 and we have  included  the  financial  statements  for Data  Pangea LLC from its inception  to March 31,  2012.  Additionally,  we have  included  the  financial statements  of VuMee,  LLC,  the  operating  entity that sold its assets to Data
Pangea LLC.

Filed herewith are:

     *    Audited financial  statements of VuMee, LLC, for the period from March
          23, 2011 (inception) to December 31, 2011, as well as the period ended
          March 31, 2012 starting on page F-1 of this Current Report.

     *    Audited financial  statements for Data Pangea, LLC from March 22, 2012
          (inception)  through  March  31,  2012  starting  on page F-10 of this
          Current Report.

                                       24
                                    VuMee LLC
                    Consolidated FINANCIAL STATEMENTS For the
                      Year ended December 31, 2011 and the
                        Three months ended March 31, 2012

                          Index to Financial Statements

Audit Report of Independent Registered Accounting Firm                       F-2

Consolidated Balance Sheets as of December 31, 2011 and March 31, 2012       F-3

Consolidated Statement of Operations for the year ended December 31, 2011
and the Three months ended March 31, 2012                                    F-4

Consolidated Statement of Members' Equity for the Year ended
December 31, 2011 and the Three months ended March 31, 2012                  F-5

Consolidated Statement of Cash Flows for the Year ended December 31, 2011
and the Three months ended March 31, 2012                                    F-6

Notes to the Consolidated Financial Statements                               F-7

                                      F-1
                               Drake & Klein CPAs
                       A PCAOB Registered Accounting Firm

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Members of VuMee, LLC

We have audited the accompanying consolidated balance sheets of VuMee, LLC as of
March 31, 2012 and  December  31, 2011,  and the related  statements  of income, members'  capital,  and cash  flows for the period  from the date of  inception,
March 23, 2011,  through  December 31, 2011 and the three months ended March 31,
2012.  The  management  of  VuMee,   LLC  is  responsible  for  these  financial
statements.  Our  responsibility  is to express  an  opinion on these  financial statements based on our audits.

We conducted our audits in accordance  with the standards of the Public  Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements  are free of material  misstatement.  The company is not  required to have,  nor were we engaged to perform,  an audit of its  internal  control  over financial reporting.  Our audit included  consideration of internal control over financial  reporting  as  a  basis  for  designing  audit  procedures  that  are appropriate  in the  circumstances,  but not for the  purpose of  expressing  an opinion on the  effectiveness  of the company's  internal control over financial reporting.  Accordingly,  we express  no such  opinion.  An audit also  includes examining,  on a test basis,  evidence supporting the amounts and disclosures in
the  financial   statements,   assessing  the  accounting  principles  used  and
significant  estimates  made by  management,  as well as evaluating  the overall
financial  statement  presentation.   We  believe  that  our  audits  provide  a
reasonable basis for our opinion.

In our opinion,  the financial  statements  referred to above present fairly, in all material respects, the financial position of VuMee, LLC as of March 31, 2012 and December 31, 2011, and the results of its operations and its cash flows from inception  (March 23, 2011)  through  December 31, 2011 and the short year ended
March 31, 2012 in conformity with accounting  principles  generally  accepted in the United States of America.

/s/ Drake & Klein CPAs
---------------------------------------
Drake & Klein CPAs
April 20, 2012

--------------------------------------------------------------------------------
PO Box 2493                                              2451 McMullen Booth Rd.
Dunedin, FL  34697-2493                                                Suite 210
727-512-2743                                          Clearwater, FL  33759-1362

                                      F-2
                                    VuMee LLC
                          (A Development Stage Company)
                           Consolidated Balance Sheet

                                                 March 31,        December 31,
                                                   2012               2011
                                                 --------           --------
ASSETS

CURRENT ASSETS
  Cash                                           $  1,072           $  1,427
                                                 --------           --------
TOTAL CURRENT ASSETS                                1,072              1,427
                                                 --------           --------

TOTAL ASSETS                                     $  1,072           $  1,427
                                                 ========           ========

LIABILITIES AND MEMBERS' CAPITAL

CURRENT LIABILITIES
  Accounts payable and accrued expenses          $ 17,934           $ 16,794
  Loans from members                               10,569              7,500
                                                 --------           --------
TOTAL CURRENT LIABILITIES                          28,503             24,294
                                                 --------           --------
TOTAL LIABILITIES                                  28,503             24,294
                                                 --------           --------

MEMBER'S CAPITAL                                  (27,431)           (22,867)
                                                 --------           --------

TOTAL LIABILITIES AND MEMBERS' CAPITAL           $  1,072           $  1,427
                                                 ========           ========

   The accompanying notes are an integral part of these financial statements.

                                      F-3
                                    VuMee LLC
                          (A Development Stage Company)
                      Consolidated Statement of Operations

                                                                              Accumulated
                                   Three Months                                  From
                                      Ended              Year Ended           Inception
                                     March 31,           December 31,          March 23,
                                       2012                 2011                 2011
                                    ----------           ----------           ----------

REVENUES                            $       --           $       --           $       --
                                    ----------           ----------           ----------
OPERATING EXPENSES:                         --
  Marketing & promotion                 48,068              102,508              150,576
  Professional fees                     16,423                1,418               17,841
  General & administrative              33,683              121,554              155,237
                                    ----------           ----------           ----------
TOTAL OPERATING EXPENSES                98,174              225,480              323,654
                                    ----------           ----------           ----------

Net operating loss                     (98,174)            (225,480)            (323,654)
Gain on sale of assets                 122,432                   --              122,432
                                    ----------           ----------           ----------

NET INCOME  (LOSS)                  $   24,258           $ (225,480)          $ (201,222)
                                    ==========           ==========           ==========

   The accompanying notes are an integral part of these financial statements.

                                      F-4
                                    VuMee LLC
                          (A Development Stage Company)
                   Consolidated Statement of Members' Capital

                                                                               Accumulated        Members'
                                             Contributions    Distributions      Deficit          Capital
                                             -------------    -------------      -------          -------

Balance at Inception, March 23, 2011          $        --      $        --      $       --      $        --

Contributions                                     202,613                                           202,613

Net loss                                                                          (225,480)        (225,480)
                                              -----------      -----------      ----------      -----------
Balance at December 31, 2011                      202,613               --        (225,480)         (22,867)

Contributions                                   1,497,876                                         1,497,876

Distributions                                                   (1,526,698)                      (1,526,698)

Net loss (audited)                                                                  24,258           24,258
                                              -----------      -----------      ----------      -----------

Balance at March 31, 2012                     $ 1,700,489      $(1,526,698)     $ (201,222)     $   (27,431)
                                              ===========      ===========      ==========      ===========

   The accompanying notes are an integral part of these financial statements.

                                      F-5
                                    VuMee LLC
                          (A Development Stage Company)
                             Statement of Cash Flows

                                                                                                    Accumulated
                                                              Three months                              From
                                                                 Ended           Year ended          Inception
                                                                March 23,        December 31,         March 23,
                                                                  2012               2011               2011
                                                              ------------       ------------       ------------

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net (loss) income                                           $     24,258       $   (225,480)      $   (201,222)
  Adjustment to reconcile Net Income to net
   cash provided by operations:
     Gain on sale of assets                                       (122,432)                --                 --
     Stock based compensation
     Accounts payable and accrued expenses                           1,140             16,794             17,934
                                                              ------------       ------------       ------------
NET CASH (USED) PROVIDED BY OPERATING ACTIVITIES                   (97,034)          (208,686)          (183,288)
                                                              ------------       ------------       ------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of patent                                                (2,568)                --             (2,568)
  Proceeds from sale of assets (Forgiveness of debt)               125,000                 --            125,000
                                                              ------------       ------------       ------------
NET CASH (USED) BY OPERATING ACTIVITIES                            122,432                 --            122,432
                                                              ------------       ------------       ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Contributions from members                                     1,497,876            202,613          1,700,489
  Distributions to members                                      (1,526,698)                --         (1,526,698)
  Proceeds from member loans                                         3,069              7,500             10,569
                                                              ------------       ------------       ------------
NET CASH (USED) PROVIDED BY OPERATING ACTIVITIES                   (25,753)           210,113            184,360
                                                              ------------       ------------       ------------
Net increase/decrease in Cash                                         (355)             1,427            123,504
Cash at beginning of period                                          1,427                 --                 --
                                                              ------------       ------------       ------------

CASH AT END OF PERIOD                                         $      1,072       $      1,427       $    123,504
                                                              ============       ============       ============
SUPPLEMENTAL CASH FLOW INFORMATION:
  Interest paid                                               $         --       $         --
                                                              ============       ============
  Taxes paid                                                  $         --       $         --
                                                              ============       ============

   The accompanying notes are an integral part of these financial statements.

                                      F-6
                                    VuMee LLC
                   Notes to Consolidated Financial Statements
                      For the Year Ended December 31, 2011
                    and the Three Months Ended March 31, 2012

NOTE 1 NATURE OF OPERATIONS

VuMee, LLC was a Delaware limited liability company that was formed on March 23,
2011 and ceased  operations in March 2012.  The Company was a development  stage entity that did not continue as a going concern.  VuMee  Acquisition,  LLC was a
Delaware  limited  liability  company  formed  on March 3,  2012 to  accept  the intangible  assets of VuMee, LLC pursuant to a Settlement and Release  agreement with the members of VuMee,  LLC.  Hereafter "VuMee" will refer to VuMee, LLC and
Acquisition  will refer to VuMee  Acquisition,  LLC.  "Company"  will refer to a consolidated entity including VuMee and Acquisition.

The  VuMee  platform   allows   celebrities   with  a  social  network   fanbase
("Celebrities")  the  ability  to  generate  revenue by simply  uploading  video content to their social  networks.  The VuMee platform  allows  Celebrities  the ability to share in the advertising revenues with the Company.

VuMee was the first  company to  monetize  a fully  functional  celebrity  video sharing  platform  via a mobile  experience.  VuMee has  developed  an automated mobile video content push  distribution  network for distributing  video content with paid advertising over mobile networks.  VuMee's proprietary  business model harnesses the global power of existing  social  networks,  by providing a way to monetize Celebrities' friends and fans. VuMee provides the ability for anyone or any brand  with a fan base,  to upload  video via the VuMee App on their  mobile device or PC, and  seamlessly  share that content  with their fan base.  VuMee's proprietary  business  methodology and software  provides the method of coupling paid  advertising  with video  content  which  allows the  Celebrity to generate revenue through the VuMee platform.

NOTE 2 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING AND PRINCIPLES OF CONSOLIDATION

The Company  prepares its  financial  statements in  conformity  with  generally accepted accounting principles in the United States of America. These principals require  management to make estimates and  assumptions  that affect the reported amounts  of assets and  liabilities  and  disclosure  of  contingent  assets and liabilities at the date of the financial  statements and the reported amounts of revenues and expenses  during the  reporting  period.  Management  believes that these  estimates  are  reasonable  and have  been  discussed  with the  Board of
Directors; however, actual results could differ from those estimates.

These  consolidated  financial  statements  include the activity  and  financial position of VuMee, LLC and VuMee  Acquisition,  LLC. All  intercompany  balances have been eliminated.

CASH AND CASH EQUIVALENTS

For  purposes of the balance  sheets and  statement  of cash flows,  the Company considers  all highly liquid  investments,  which are readily  convertible  into known  amounts of cash and have a maturity of three months or less when acquired

                                      F-7
to be cash  equivalents.  At December 31,  2011,  management  believes  that the carrying amount of cash equivalents approximates fair value because of the short maturity of these financial instruments.

RESEARCH AND DEVELOPMENT

Research   expenditure  is  recognized  as  an  expense  when  it  is  incurred.
Development  expenditure  is  recognized as an expense  except that  expenditure incurred on  development  projects are  capitalized  as long-term  assets to the extent that such  expenditure is expected to generate future economic  benefits.
Development expenditure is capitalized if, and only if an entity can demonstrate all of the following:

     1.   its ability to measure  reliably the  expenditure  attributable to the asset under development;
     2.   the product or process is technically and commercially feasible;
     3.   its future economic benefits are probable;
     4.   its ability to use or sell the developed asset;
     5.   the availability of adequate technical,  financial and other resources to complete the asset under development; and
     6.   its intention to complete the intangible asset and use or sell.

INCOME TAXES

The Company is a multi-member LLC that has elected to be treated as partnership.
As such, the income and expenses of the entity  pass-through  to the members and do not  create  any tax  liability  for the  Company.  Therefore,  no income tax provision or benefit has been calculated on the results of operations for either year presented.

NOTE 3 MEMBERS EQUITY

The  members'  equity in VuMee  consists of Class A members who  contributed  to
Company in January 2012 under certain purchase  agreements.  Class B members are certain  founding  members who provided  funds either in VuMee or Acquisition to continue  the  operations  while  VuMee  wound down and Class C members  who are interested in the assets of Acquisition.

Class A members  received  distributions  equal to their  original  contribution including intrest when VuMee was liquidated.

NOTE 4 CONTINGENCIES AND COMMITMENTS

LEGAL ACTIONS

VuMee  was a party to  various  purchase  agreements,  operating  agreement  and employment agreements with various members of the Company. On March 9, 2012, the members  of  VuMee  entered  into  a  Settlement  and  Release  Agreement  among themselves,  VuMee and Acquisition essentially  transferring the non-cash assets
(intangible property) to Acquisition,  distributing the monetary assets in VuMee to the members,  terminating all employment  contracts,  the operating agreement

                                      F-8
and purchase agreements and disbanding VuMee. Acquisition continued in existence with several Class B members and the members'  capital that they had contributed during the transition.

On March 23,  2012,  Acquisition  sold the  intangible  property of the Company, including all rights and agreements carried over from VuMee, to Data Pangea, LLC for $125,000,  in form of  forgiveness  of debt from Data Pangea,  LLC.  Certain members of Data Pangea LLC were members of VuMee and or Acquisition.

As of March 31, 2012,  both VuMee and  Acquisition  have been liquidated and all assets and  liabilities not sold or transferred  above have been  distributed to the members.

As of the date of these financial statements  management is unaware of any other lawsuits or litigation existing against the Company.

                                      F-9
                                Data Pangea, LLC
                FINANCIAL STATEMENTS from the date of inception,
                     March 22, 2012, through March 31, 2012

                          Index to Financial Statements

Audit Report of Independent Registered Accounting Firm                      F-11

Balance Sheet as of March 31, 2012                                          F-12

Statement of Operations from the date of inception, March 22, 2012,
through March 31, 2012                                                      F-13

Statement of Members' Equity from the date of inception, March 22, 2012,
through March 31, 2012                                                      F-14

Statement of Cash Flows from the date of inception, March 22, 2012,
through March 31, 2012                                                      F-15

Notes to the Financial Statements                                           F-16

                                      F-10
                               Drake & Klein CPAs
                       A PCAOB Registered Accounting Firm

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Members of Data Pangea, LLC

We have audited the accompanying  balance sheets of Data Pangea, LLC as of March
31, 2012, and the related statements of income, members' capital, and cash flows for the period from the date of  inception,  March 22, 2012,  through  March 31,
2012. The  management of Data Pangea,  LLC is  responsible  for these  financial statements.  Our  responsibility  is to express  an  opinion on these  financial statements based on our audits.

We conducted our audits in accordance  with the standards of the Public  Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements  are free of material  misstatement.  The company is not  required to have,  nor were we engaged to perform,  an audit of its  internal  control  over financial reporting.  Our audit included  consideration of internal control over financial  reporting  as  a  basis  for  designing  audit  procedures  that  are appropriate  in the  circumstances,  but not for the  purpose of  expressing  an opinion on the  effectiveness  of the company's  internal control over financial reporting.  Accordingly,  we express  no such  opinion.  An audit also  includes examining,  on a test basis,  evidence supporting the amounts and disclosures in
the  financial   statements,   assessing  the  accounting  principles  used  and
significant  estimates  made by  management,  as well as evaluating  the overall
financial  statement  presentation.   We  believe  that  our  audits  provide  a
reasonable basis for our opinion.

In our opinion,  the financial  statements  referred to above present fairly, in all material  respects,  the financial  position of Data Pangea, LLC as of March
31, 2012,  and the results of its  operations  and its cash flows from inception
(March 22, 2012) through March 31, 2012 in conformity with accounting principles generally accepted in the United States of America.

/s/ Drake & Klein CPAs
-------------------------------------
Drake & Klein CPAs
April 20, 2012

--------------------------------------------------------------------------------
PO Box 2493                                              2451 McMullen Booth Rd.
Dunedin, FL  34697-2493                                                Suite 210
727-512-2743                                           Clearwater, FL 33759-1362

                                      F-11
                                Data Pangea, LLC.
                          (A Development Stage Company)
                                  Balance Sheet

                                                                 March 31,
                                                                   2012
                                                                 --------
ASSETS

CURRENT ASSETS
  Cash                                                           $190,000
  Prepaid expenses                                                 20,000
                                                                 --------
TOTAL CURRENT ASSETS                                              210,000
                                                                 --------
Intangible property, net of accumulated
 amortization of $0                                               125,000
                                                                 --------

TOTAL ASSETS                                                     $335,000
                                                                 ========

LIABILITIES AND MEMBERS' CAPITAL

Members' Capital                                                 $335,000
                                                                 --------

TOTAL LIABILITIES AND MEMBERS' CAPITAL                           $335,000
                                                                 ========

   The accompanying notes are an integral part of these financial statements.

                                      F-12
                                Data Pangea, LLC.
                          (A Development Stage Company)
                             Statement of Operations

                                         From the date of      Accumulated
                                            Inception             From
                                             Through           Inception
                                             March 31,          March 22,
                                               2012               2012
                                             --------           --------

REVENUES                                     $     --           $     --
                                             --------           --------

OPERATING EXPENSES:
  Professional fees                            10,000             10,000
  General & administrative                     33,828             33,828
                                             --------           --------
TOTAL OPERATING EXPENSES                       43,828             43,828
                                             --------           --------

NET INCOME (LOSS)                            $(43,828)          $(43,828)
                                             ========           ========

   The accompanying notes are an integral part of these financial statements.

                                      F-13
                                Data Pangea, LLC.
                          (A Development Stage Company)
                          Statement of Members' Capital

                                              Members'         Members'     Accumulated      Members'
                                            Contributions   Distributions     Deficit        Capital
                                            -------------   -------------     -------        -------

Balance at Inception, March 22, 2012          $      --       $      --      $      --      $      --

Combined contribution                           200,000                                       200,000

Payment of expenses                              53,828                                        53,828

Purchase of intangibles                         125,000                                       125,000

Net loss (audited)                                                             (43,828)       (43,828)
                                              ---------       ---------      ---------      ---------

Balance at March 31, 2012                     $ 378,828       $      --      $ (43,828)     $ 335,000
                                              =========       =========      =========      =========

   The accompanying notes are an integral part of these financial statements.

                                      F-14
                                Data Pangea, LLC.
                          (A Development Stage Company)
                             Statement of Cash Flows

                                                         From the Date         Accumulated
                                                         of Inception             From
                                                           through             Inception
                                                           March 31,            March 22,
                                                             2012                 2012
                                                          ----------           ----------

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net (loss) income                                       $  (43,828)          $  (43,828)
  Changes in assets and liabilities:
    Prepaid expenses                                         (20,000)             (20,000)
                                                          ----------           ----------
NET CASH (USED) PROVIDED BY OPERATING ACTIVITIES             (63,828)             (63,828)
                                                          ----------           ----------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of intangibles                                   (125,000)            (125,000)
                                                          ----------           ----------
NET CASH (USED) BY OPERATING ACTIVITIES                     (125,000)            (125,000)
                                                          ----------           ----------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Members' contributions                                     378,828              378,828
                                                          ----------           ----------
NET CASH (USED) PROVIDED BY OPERATING ACTIVITIES             378,828              378,828
                                                          ----------           ----------
Net increase/decrease in Cash                                190,000              190,000
Cash at beginning of period                                       --                   --
                                                          ----------           ----------

CASH AT END OF PERIOD                                     $  190,000           $  190,000
                                                          ==========           ==========
SUPPLEMENTAL CASH FLOW INFORMATION:
  Interest paid                                           $       --
                                                          ==========
  Taxes paid                                              $       --
                                                          ==========

   The accompanying notes are an integral part of these financial statements.

                                      F-15
                                Data Pangea, LLC
                          Notes to Financial Statements
       From the Date of Inception, March 22, 2012, Through March 31, 2012

NOTE 1 NATURE OF OPERATIONS

Data Pangea,  LLC. is a limited liability  company,  organized on March 22, 2012 under the laws of Florida. Data Pangea, LLC d/b/a VuMee (the "Company", "VuMee",
"Data Pangea") was founded on the principle that celebrities should be monetized for video content that they publish to their social  networks.  The Company is a development  stage  entity  that was  organized  to  purchase  and  utilize  the intangible assets of a company related by certain common owners.

VuMee allows  celebrities  with a social  network  fanbase  ("Celebrities")  the ability to generate  revenue by simply  uploading  video content to their social networks.  The VuMee  platform  allows  Celebrities  the ability to share in the advertising revenues with the Company.

VuMee  is a fully  functional  celebrity  video  sharing  platform  via a mobile experience.  VuMee has developed an automated mobile video content  distribution network  for  distributing  video  content  with paid  advertising  over  mobile networks.  VuMee's  proprietary  business  model  harnesses  the global power of existing social networks,  by providing a way to monetize  Celebrities'  friends and fans. VuMee provides the ability for anyone or any brand with a fan base, to upload  video via the VuMee App on their  mobile  device or PC,  and  seamlessly share that content with their fan base. VuMee's proprietary business methodology and software provides the method of coupling paid advertising with video content which allows the Celebrity to generate revenue through the VuMee platform.

NOTE 2 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING

The Company  prepares its  financial  statements in  conformity  with  generally accepted accounting principles in the United States of America. These principals require  management to make estimates and  assumptions  that affect the reported amounts  of assets and  liabilities  and  disclosure  of  contingent  assets and liabilities at the date of the financial  statements and the reported amounts of revenues and expenses  during the  reporting  period.  Management  believes that these  estimates  are  reasonable  and have  been  discussed  with the  Board of
Directors; however, actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS

For  purposes of the balance  sheets and  statement  of cash flows,  the Company considers  all highly liquid  investments,  which are readily  convertible  into known  amounts of cash and have a maturity of three months or less when acquired to be cash equivalents. At March 31, 2012, management believes that the carrying amount of cash equivalents approximates fair value because of the short maturity of these financial instruments.

INVENTORIES

Data Pangea,  LLC.  business is acquiring  relationships  with  Celebrities  and
Brands and has no inventory.

FIXED ASSETS

Data Pangea,  LLC. initial business is acquiring  relationships with Celebrities and Brands and has no fixed assets.

                                      F-16
When the Company acquires hard assets - Property and equipment will be stated at cost.  Depreciation will be computed by the straight-line  method over estimated useful lives (3-7 years).  Intellectual property assets are stated at their fair
value  acquisition  cost.   Amortization  of  intellectual  property  assets  is
calculated by the straight line method over their estimated  useful lives (3- 15 years).  Historical  costs are reviewed and evaluated  for their net  realizable value of the assets.  The carrying amount of all long-lived  assets is evaluated periodically  to determine if adjustment to the  depreciation  and  amortization period or the  unamortized  balance is  warranted.  Based  upon its most  recent analysis,  the Company  believes  that no  impairment  of property and equipment existed at March 31, 2012.

Long-lived assets such as property,  equipment and identifiable  intangibles are reviewed for  impairment  whenever  facts and  circumstances  indicate  that the carrying value may not be recoverable. When required impairment losses on assets to be held and used are  recognized  based on the fair value of the  asset.  The fair value is determined  based on estimates of future cash flows,  market value of similar assets, if available, or independent appraisals,  if required. If the carrying amount of the long-lived asset is not recoverable from its undiscounted cash flows,  an impairment  loss is recognized  for the  difference  between the carrying amount and fair value of the asset. When fair values are not available, the Company estimates fair value using the expected future cash flows discounted at a rate commensurate with the risk associated with the recovery of the assets.
We did not recognize any impairment losses for any periods presented.

REVENUE RECOGNITION

Revenues of the Company are from the sale of  advertising  on the  web-site  and video  viewing  platform.  Revenues  are  recognized  once all of the  following criteria have been met:

     *    persuasive evidence of an arrangement exists;
     *    delivery of Facebook's obligations to our customer has occurred;
     *    the price is fixed or determinable; and
     *    collectability of the related receivable is reasonably assured.

Advertising  revenue is  generated  from the  display of  advertisements  on our website and viewing  platform.  The  arrangements are evidenced by either online acceptance  of terms and  conditions  or contracts  that  stipulate the types of advertising to be delivered,  the timing and the pricing. The typical term of an
advertising   arrangement  is  approximately  30  days  with  billing  generally occurring after the delivery of the advertisement.

We recognize revenue from the display of impression-based  advertisements on our website in the contracted period when the impressions are delivered. Impressions are considered  delivered when an  advertisement  appears in pages  delivered to users.

We also recognize revenue from the delivery of click-based advertisements on our website.  Revenue  associated  with these  advertisements  is  recognized in the period that a user clicks on an advertisement.

ADVERTISING

The costs of  advertising  are  expensed as incurred.  Advertising  expenses are included in the Company's operating expenses. Advertising expense was $0 for the period from inception, March 22, 2012 through+ March 31, 2012.

RESEARCH AND DEVELOPMENT

Research   expenditure  is  recognized  as  an  expense  when  it  is  incurred.
Development  expenditure  is  recognized as an expense  except that  expenditure incurred on  development  projects are  capitalized  as long-term  assets to the extent that such  expenditure is expected to generate future economic  benefits.
Development expenditure is capitalized if, and only if an entity can demonstrate all of the following:

     1.   its ability to measure  reliably the  expenditure  attributable to the asset under development;
     2.   the product or process is technically and commercially feasible;

                                      F-17
     3.   its future economic benefits are probable;
     4.   its ability to use or sell the developed asset;
     5.   the availability of adequate technical,  financial and other resources to complete the asset under development; and
     6.   its intention to complete the intangible asset and use or sell.

INCOME TAXES

The  Company is a  multi-member  LLC.  As such,  the income and  expenses of the entity  pass-through  to the members and do not create any tax liability for the
Company.  Therefore,  no income tax provision or benefit has been  calculated on the results of operations for either year presented.

NOTE 3 INTANGIBLE ASSETS

During  2011  and the  first  months  of 2012,  VuMee,  LLC a  Delaware  limited liability  company,  was  developing a social media video sharing  platform.  In
March 2012,  as part of a  settlement  agreement  between  members,  VuMee.  LLC transferred the intangible  assets  developed to VuMee  Acquisition  LLC, also a
Delaware limited liability company.

On March 23,  2012  VuMee  Acquisition  and Data  Pangea  entered  into an asset purchase  agreement,  whereby Data Pangea purchased all of the intangible assets of VuMee  Acquisition.  The final value of each asset and the  allocation of the purchase price of the  intangible  assets has not yet been  determined.  Current estimates are listed below.

Certain members of VuMee, LLC and VuMee,Acquisition LLC also have an interest in
Data Pangea. Due to the related party  relationship,  the recorded values of the intangible  assets acquired by Data Pangea will be limited to the  consideration given.

Identifiable intangible assets at March 31, 2012 include the following:

                                                                       Allocated
                                                                        purchase
                                                                         price
                                                                        --------
Trade names, logos, trademarks                                          $ 10,000
Internet domain name                                                       2,000
Patents                                                                   45,000
Customer lists                                                            11,000
Software                                                                  50,000
Website                                                                    2,000
Infrastructure - procedures, manuals,  records                             5,000
                                                                        --------

Total purchase price to allocate                                        $125,000
                                                                        ========

No amortization was recorded for the 8 days before March 31, 2012.

                                      F-18
NOTE 4 CONTINGENCIES AND COMMITMENTS

LEGAL ACTIONS

From time to time the Company  may be a party to  litigation  matters  involving claims against the Company. The Company operates with waste,  hazardous material and within a highly regulated industry,  which may lend itself to legal matters.
Management believes that there are no current matters that would have a material effect on the Company's financial position or results of operations.

SUBSEQUENT EVENTS

The Company has evaluated subsequent events through April 20, 2012 to assess the need for potential  recognition  or  disclosure in this report.  Based upon this evaluation,  management  determined  that all  subsequent  events  that  require recognition in the financial statements have been included.

                                      F-19
EXHIBITS

No.                                Description
---                                -----------
2.1      Share Exchange  Agreement  between VuMee Inc. and Data Pangea LLC dated
         May 7 2012 (incorporated by reference to our Current Report on Form 8-K filed on May 10, 2012)

3.1      Articles  of   Incorporation   (incorporated   by   reference   to  our
         registration statement on Form S-1 filed on December 5, 2008)

3.2      Articles of Merger  (incorporated by reference to our Current Report on
         Form 8-K filed on May 10, 2012)

3.3      Certificate of Change  (incorporated by reference to our Current Report on Form 8-K filed on May 10, 2012)

3.4      Bylaws  (incorporated  by  reference  to an exhibit  to a  registration statement on Form S-1 filed on December 5, 2008)

10.1*    Agreement with Cogent Communications dated March 28, 2012

10.2*    Agreement with NTT Communications dated April 23, 2012

10.3*    Agreement with Terremark dated April 16, 2012

10.4*    Agreement with Open X Banner Ads and Video dated May 7, 2012

10.5*    NFS Lease Agreement for equipment dated March 3, 2012

10.6*    Agreement with American Registry for Internet Numbers, Ltd. Dated April
         30, 2012

----------
*    Filed herewith.

                                      F-20
                                   SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

VUMEE INC.

Per: /s/ Michael Spiegel
     -------------------------------------
     Michael Spiegel

Date: May 24, 2012

                                      F-21